EXHIBIT 99.1
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                List of Subsidiaries and Affiliates of Registrant
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1.    PWS Holding Corporation

2.    Food Max of Mississippi, Inc.

3.    A.F. Stores, Inc.

4.    BR Air, Inc.

5.    Food Max of Georgia, Inc.

6.    Food Max of Tennessee, Inc.

7.    FoodMax, Inc.

8.    Lakeshore Foods, Inc.

9.    Bruno's Food Stores, Inc.

10.   Georgia Sales Company

11.   SSS Enterprises, Inc.








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